SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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o Definitive Additional Materials

o Soliciting Material Pursuant to Section 240.14a-12

Energizer Resources Inc.

(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

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x No fee required.

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o Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ENERGIZER RESOURCES INC.

520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada and

1224 Washington Avenue, Miami Beach, FL 33139 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

I am pleased to give you notice that the 2014 Annual and Special Meeting of Stockholders (the “Meeting”) of Energizer Resources Inc. (the “Company”) will be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, Toronto, Ontario, M5H 3C2 on Tuesday December 16, 2014 at 10:00 a.m., local time for the following purposes:

1.	To elect nine directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death. The Board of Directors recommends that Stockholders vote “FOR” each Director.
2.	To ratify the appointment of MNP LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015 and to authorize the Board of Directors to fix their remuneration. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.
3.	To consider and, if deemed advisable, to adopt an ordinary resolution approving an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for Shares of the Company authorized to be issued to 43,000,000 from 37,500,000. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.
4.	To approve an increase of the Company’s authorized capital stock to 650,000,000, of which 640,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors. The Board of Directors recommends that the Stockholders vote “FOR” this proposal at the Meeting.
5.	To consider and, if deemed advisable, approve an advisory vote on executive compensation.
6.	To consider an advisory vote determining the frequency of future executive compensation advisory votes.
7.	To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on Friday October 31, 2014 at 5:00p.m local time as the record date for the annual and special meeting. Only holders of record of the Company’s Shares (“Stockholders”) at that time are entitled to notice of, and to vote at, the meeting.

This year, the Company has decided to deliver its meeting materials, which includes the proxy statement (the “Meeting Materials”), to Stockholders by posting them on a website (http://www.energizerresources.com/investors/agm-data, which website, apart from the Meeting Materials, is not incorporated into this Proxy). The use of this delivery method is more environmentally friendly as it helps reduce paper use and it will also reduce the Company’s printing and mailing costs. The Meeting Materials will be available on the website as of November 6, 2014, and will remain on there for one year thereafter. The Meeting Materials will also be available on SEDAR (www.sedar.com). All Stockholders will receive a notice and access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting. Stockholders may request paper copies of the Meeting Materials be sent to them by postal delivery for one year from the mailing of the Meeting Materials. These copies will be mailed by the Company and are available at no cost to Stockholders. If you wish copies of the Meeting Materials, please call the Company toll-free at (800) 818-5442.Where a request for paper copies of the Meeting Materials is made before the Meeting, the materials will be sent to the requesting Stockholder within three (3) business days of the request. Stockholders that wish to receive paper copies of the Meeting Materials before the voting deadline and the Meeting date should ensure their request is received no later than five (5) business days before the date that is 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) prior to the Meeting.

Dated: October 27, 2014

/s/ Richard Schler

Chief Executive Officer

Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be voted. Please fill in, date, sign and return the enclosed proxy card.. If you hold your shares in "street name" (that is, through a broker, bank or other nominee), complete, date and sign the voting instruction card that has been provided by your broker, bank or other nominee and return it in the enclosed envelope. If you hold your shares directly and will attend the meeting, remember to bring a form of personal identification with you and, if acting as a proxy for another stockholder, bring written confirmation from that Stockholder that you are acting as a proxy. If you hold your shares in "street name" and will attend the meeting, bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

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ENERGIZER RESOURCES INC.

1224 Washington Avenue, Miami Beach, FL 33139 USA and

520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada

Tel:(416) 364-4911/(800) 818-5442; Fax:(416) 364-2753

PROXY STATEMENT FOR 2014 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF ENERGIZER RESOURCES INC.

December 16, 2014

Unless otherwise stated, the information contained in this proxy statement is as of October 27, 2014.

Introduction

This proxy statement is being furnished to the stockholders of Energizer Resources Inc. (the “Company”) in connection with the solicitation by or on behalf of management of the by its Board of Directors (the “Board”) in connection with the 2014 Annual and Special Meeting of Stockholders (the “Meeting”) to be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, 40 King Street West, Toronto, Ontario, M5H 3C2 on Tuesday December 16, 2014 at 10:00 a.m, local time, or at any adjournment or postponement thereof.

The Company is listed on the Toronto Stock Exchange (“TSX”) in Canada (ticker: EGZ), on the OTCQX in the United States of America (ticker: ENZR) and on the Frankfurt, Germany Stock Exchange (ticker: A1CXW3).

Our registered United States office is located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and our principal business office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

All dollar amounts referenced herein, unless otherwise indicated, are expressed in United States dollars and Canadian dollars are referred to as “CAD”.

Date, Time and Place

This proxy statement is being sent to you in connection with the solicitation of proxies by the Board to holders of its shares of common stock (the “Shares”) for use at the Annual and Special Meeting of Stockholders to be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, 40 King Street West, Toronto, Ontario, M5H 3C2 on Tuesday December 16, 2014 at 10:00 a.m., local time, or at any adjournment or postponement thereof. The proxy cut-off date for shares to be voted in advance of the meeting will be on Friday December 12, 2014 at 5pm, local time. Proxies will be solicited primarily by mail but may also be solicited personally, by telephone or by facsimile by the regular employees of the Company at nominal costs. The costs of solicitation by management will be borne by the Company.

Record Date

Stockholders of record at the close of business on Friday October 31, 2014, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof. On the record date, there were 303,484,670 outstanding shares of the Company’s Shares entitled to notice of and to vote at the annual and special meeting. Holders of our Shares have one vote per share on each matter to be acted upon. A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The presence in person or by proxy of holders of at least ten percent of the outstanding shares of Shares of the Company constitutes a quorum. For purposes of determining the presence of a quorum for transacting business, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present. There are no cumulative voting rights. The inspector of election who will be appointed for the Meeting will tabulate votes cast by proxy or in person and will determine whether or not a quorum is present.

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Proposals to be considered by Stockholders

At the Meeting, we will ask holders of our Shares to consider and vote upon the following items:

(1) Election of Directors

The election of the Company’s directors, namely V. Peter Harder, John Sanderson, Richard Schler, Craig Scherba, Quentin Yarie, Robin Borley, Albert A. Thiess, Jr., Dean Comand and Dalton Larson. If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.

(2) Ratification of the appointment of an Independent Registered Public Accounting Firm

The ratification of the appointment of MNP LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2015.

(3) Approve the Amended and Restated Stock Option Plan

To approve an amendment, by Disinterested Shareholder Approval as defined in this document, to the Company’s Amended and Restated Stock Option Plan (the “Plan”) to increase the authorized number of options for Shares of the Company authorized to be issued to 43,000,000 from 37,500,000.

(4) Approve the increase of the authorized capital stock of the Company

To approve an increase of the Company’s authorized capital stock to 650,000,000 from 450,000,000, of which 640,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.

(5) Approve an advisory vote on executive compensation.

As required by the rules of the Securities Exchange Commission approve, by an advisory vote, the Company’s executive compensation as outlined within this document.

(6) Approve an advisory vote determining the frequency of future executive compensation advisory votes.

As required by the rules of the Securities Exchange Commission approve, by an advisory vote, the frequency required to hold a vote on executive compensation.

Votes Required By Stockholders

(1) Election of Directors

The nine directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Therefore each director who has more “for” votes than “against” votes will be elected to the Board. Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

(2) Ratification of the appointment of an Independent Registered Public Accounting Firm

The proposal to ratify the appointment of MNP LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2015, and to authorize the Board of Director’s to fix the firm’s remuneration, will require the affirmative vote of a majority of the votes cast. For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

(3) Approve the Amended and Restated Stock Option Plan

Disinterested Shareholder Approval, as defined in this document, of an amendment to the Company’s Plan to increase the authorized number of options exercisable to acquire Shares of the Company authorized to be issued to 43,000,000 from 37,500,000 will require the affirmative vote of a majority of the votes cast. This proposal will require the affirmative vote of a majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

(4) Approve the increase of the authorized capital stock of the Company

Approval of the proposal to increase the capital stock of the Company will require the affirmative vote of a majority of the votes cast. For purposes of this vote, votes who abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

(5) Approve an advisory vote on executive compensation

The proposal to approve executive compensation is a non-binding resolution. The proposal will pass with an affirmative vote received by the majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

(6) Approve an advisory vote determining the frequency of future executive compensation advisory votes

The proposal to determine the frequency of advisory votes on executive compensation is a non-binding resolution. The proposal will pass with an affirmative vote received by the majority of the votes cast. For purposes of this vote, votes to abstain will have the same effect as votes against.

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Voting of Proxies

A shareholder has the right to appoint a person or Company (who need not be a shareholder of the Company), other than the persons designated in the accompanying form of proxy, to represent the shareholder at the Meeting. Such right may be exercised by inserting the name of such person or Company in the blank space provided in the proxy or by completing another proper form of proxy. Your Shares will be voted in accordance with the instructions contained in the proxies. Your shares will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and, if you specify a choice with respect to any matter to be acted upon, your shares will be voted accordingly. If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner: FOR the election of persons put forth in this proxy to serve on the Board of Directors; FOR the ratification of the appointment of MNP LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015 and to authorize the Board of Directors to fix the firm’s remuneration; FOR the approval of the amendment to the Company’s Amended and Restated Stock Option Plan that increases the number of options for Shares of the Company authorized to be issued; and FOR the approval to increase the authorized capital stock of the Company; TO approve by an advisory vote named executive officer compensation; and FOR an advisory vote every two years on executive compensation advisory votes.

Revocability of Proxies – How to Vote

The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person. You may revoke a proxy at any time prior to your proxy being voted: (1) by delivering to our Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy; (2) by timely delivery of a valid, later dated proxy; or (3) by attending the Meeting and voting in person. Attendance at the Meeting will not by itself constitute revocation of a proxy. If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies. We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the “stockholder of record.” The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been sent directly to you on the Company’s behalf at the address on file with Empire Stock Transfer Inc.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The following documents have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record: Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

SOLICITATION OF PROXIES

This year, the Company has decided to deliver its meeting materials, which includes the proxy statement (the “Meeting Materials”), to Stockholders by posting them on a website (http://www.energizerresources.com/investors/agm-data, which website, apart from the Meeting Materials, is not incorporated into this Proxy). The use of this delivery method is more environmentally friendly as it helps reduce paper use and it will also reduce the Company’s printing and mailing costs. The Meeting Materials will be available on the website as of November 6, 2014, and will remain on there for one year thereafter. The Meeting Materials will also be available on SEDAR (www.sedar.com). All Stockholders will receive a notice and access notification, which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting. Please see the section entitled “Notice and Access” below for further information.

The Company will pay the cost of solicitation of proxies on behalf of the Board. In addition to mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees. We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to stockholders. Stockholders should not send stock certificates with their proxy cards.

The Company does not intend to pay for an intermediary to deliver to Objecting Beneficial Owners, or “OBOs” (within the meaning of such term under National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)), the proxy-related materials and Form 54-101F7, and therefore OBOs will not receive the materials unless their intermediary assumes the costs of delivery.

NOTICE AND ACCESS

In November 2012, the Canadian Securities Administrators announced the adoption of regulatory amendments to securities laws governing the delivery of proxy-related materials by public companies. These amendments came into effect on February 13, 2013 under NI 54-101 and National Instrument 51 102 – Continuous Disclosure Requirements. As a result, public companies are now permitted to advise their shareholders of the availability of all proxy-related materials on an easily accessible website, rather than mailing physical copies of the materials.

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On March 29, 2012, the Securities and Exchange Commission published the Notice of Internet Availability of Proxy Materials (amended from the 2007 rule). The rule provided that a corporation may now post searchable and printable copies of its regulatory shareholder documents and proxy materials on a public website; a corporation must then mail its shareholders at least 40 days prior to its annual meeting informing them where and how they can access the information; a corporation must mail a printed copy of all materials to a shareholder that requests one, and this must be mailed within three business days of the request; and that corporations can solicit and store a shareholder's future regulatory communication preferences.

The Company has decided to deliver the Meeting Materials to Stockholders by posting the Meeting Materials on a website (http://www.energizerresources.com/investors/agm-data). The Meeting Materials will be available on the website as of November 6, 2014, and will remain on the website for one full year thereafter. The Meeting Materials will also be available on SEDAR at www.sedar.com on approximately November 6, 2014.

The Company has decided to mail paper copies of the Meeting Materials to those registered shareholders and Non-Registered Holders who had previously elected to receive paper copies of the Company’s Meeting Materials. All other Stockholders will receive a notice and access notification which will contain information on how to obtain electronic and paper copies of the Meeting Materials in advance of the Meeting. Stockholders may request paper copies of the Meeting Materials be sent to them by postal delivery. These copies are available at no cost to Stockholders and such requests may be made up to one year from the date the Meeting Materials are posted on the website described above. Stockholders may request paper copies of the Meeting Materials in advance of the Meeting by contacting the Company at its toll-free number (800) 818-5442. If a request for paper copies of the Meeting Materials is made before the Meeting, the materials will be sent to the requesting Stockholder within three business days of the request. Stockholders that wish to receive paper copies of the Meeting Materials before the voting deadline and the Meeting date should ensure their request is received no later than five business days before the date that is 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of Ontario) prior to the Meeting.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words "anticipate," "estimate," "project," "intend," "expect," "plan," "believe," "should," "likely" and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events. These forward-looking statements, including statements relating to future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended June 30, 2014 filed with the SEC on September 29, 2014 and our filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption "Risk Factors" in such filings.

Voting Securities and Principal Holders Thereof

The current authorized share capital of the Company consists of 450,000,000 Shares with a par value of $0.001 per Common Share. As at the date hereof, 303,484,670 Shares are issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting. To the knowledge of the directors and executive officers of the Company, no person or Company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying in excess of 10% of the voting rights attached to all outstanding Shares of the Company.

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PROPOSAL 1 - ELECTION OF DIRECTORS

The following table sets forth the name, age and position of nominated director of the Company as at October 14, 2014. Directors of the Company hold their offices until the next annual meeting of the Company’s shareholders or until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. Executive officers of the Company are appointed by the Board of Directors (the “Board”) to serve until their successors are elected and qualified. There are no family relationships between any director or executive officer of the Company.

Name	Age	Position	Principal Occupation	Director Since	# of Voting Securities Beneficially Owned, or Controlled or Directed, Directly or Indirectly (3)
V. Peter Harder(1) (Manotick, Canada)	62	Director, Chairman of the Board of Directors	Senior Policy Advisor-Dentons	July 2009	350,000
John Sanderson(1) (Vancouver, Canada)	79	Director, Vice-Chairman of the Board of Directors	Lawyer and arbitrator	January 2009	250,000
Richard E. Schler(2) (Toronto, Canada)	61	Director, Chief Executive Officer	Energizer’s CEO	April 2006	4,460,000
Craig Scherba(2) (Oakville, Canada)	42	Director, President and Chief Operating Officer	Energizer’s President Professional Geologist	January 2010	600,000
Quentin Yarie(2) (Toronto, Canada)	49	Director	Professional Geologist	December 2008	825,000
Robin Borley(2) (Johannesberg, South Africa)	46	Director, Senior Vice President – Mine Development	Energizer’s SVP-Mine Development Professional Engineer	December 2013	Nil
Albert A. Thiess, Jr. (1) (Bluffton, USA)	67	Director	Retired, U.S. Certified Public Accountant (CPA)	May 2012	100,000
Dean Comand (1) (Ancaster, Canada)	48	Director	Professional Engineer. Consultant - mining and energy sectors	October 2014	Nil
Dalton Larson (1) (Surray, Canada)	74	Director	Lawyer and arbitrator	October 2014	1,000,000

(1) Messrs. Harder, Sanderson, Thiess Jr., Comand and Larson are independent of the Company.

(2) Messrs. Schler, Scherba, Yarie, and Borley are not independent directors on account of their executive office position with the Company

(3)The information as to principal occupation and shares beneficially owned, or controlled or directed, directly or not directly, not being within the knowledge of the Company, has been furnished by the respective nominees.

Under TSX rules, listed issuers must elect directors annually, elect directors individually, publicly disclose the votes received for the election of each director by news release, disclose in materials sent to security holders if they have adopted a majority voting policy for uncontested director elections and if not, to explain their practices for electing directors, and why they have not adopted a majority voting policy. The Company’s practice is to hold annual elections for directors and at meetings of shareholders called for this purpose. Each director is elected individually. The Company will disclose the votes each nominee for election receives by way of press release in Canada and Form 8-K in the USA. The Company has not adopted a majority voting policy for uncontested elections as the number of withheld votes received by director nominees has not been a significant issue for the Company in the past and has not been determined to be an issue affecting the governance of the Company or the interests of the Company’s stakeholders. The Company frequently reviews its policies in this regard and will revise and institute such a policy if the Board of Directors determines it is in the best interests of the Company to do so.

V. Peter Harder, LL.D, M.A., B.A. (Hons) (Manotick, Canada): Mr. Harder was appointed Chairman of the Board of Directors during September 2013 and has served as a director of our Company since July 2009. He is a Senior Policy Advisor to Denton Canada (“Dentons”), a Canadian national law firm and international affiliation. Prior to joining Dentons, Mr. Harder was a long-serving Deputy Minister in the Government of Canada. First appointed a Deputy Minister in 1991, he served as the most senior public servant in a number of federal departments including Treasury Board, Solicitor General, Citizenship and Immigration, Industry and Foreign Affairs and International Trade. At Foreign Affairs, Mr. Harder assumed the responsibilities of the Personal Representative of the Prime Minister to three G8 Summits (Sea Island, Gleneagles and St. Petersburg). Mr. Harder is also a director of Power Financial Corporation (TSX: PWF), IGM Financial Corporation (TSX: IGM), Telesat Canada, Northland Power Inc. (TSX: NPI), Timberwest Forest Company and Magna International Inc. (TSX: MG, NYSE: MGA). In 2008, Mr. Harder was elected the President of the Canada China Business Council (CCBC).

John Sanderson Q.C. (Vancouver, Canada): Mr. Sanderson has been the Company’s Vice Chairman of the Board since October 2009 and a director of our Company since January 2009. Mr. Sanderson was Chairman of the Board of the Company from January 2009 to September 2009. Mr. Sanderson is a chartered mediator, chartered arbitrator, consultant and lawyer called to the bar in the Canadian provinces of Ontario and British Columbia. Mr. Sanderson’s qualifications to serve as a director include his many years of legal and mediation experience in various industries. He has acted as mediator, facilitator and arbitrator across Canada, and internationally, in numerous commercial transactions, including insurance claims, corporate contractual disputes, construction matters and disputes, environmental disputes, inter-governmental disputes, employment matters, and in relation to aboriginal claims. He has authored and co-authored books on the use and value of dispute resolution systems as an alternative to the courts in managing business and legal issues.

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Richard Schler, MBA (Toronto, Canada): Mr. Schler was appointed Chief Executive Officer in September 2013 and has been a director since April 2006. He has previously held other senior positions with the Company, including the roles of Executive Vice-President and Chief Financial Officer. Mr. Schler also currently serves as a director and Chief Executive Officer of MacDonald Mines Exploration Ltd., Honey Badger Exploration Inc. and Red Pine Exploration Inc, all of which are resource exploration companies trading on the TSX - Venture Exchange headquartered in Toronto, Canada. Before joining these companies, Mr. Schler held various senior management positions with noted corporations. He has over 25 years of experience in the manufacturing sector. Mr. Schler is experienced in financial management and business operations and has been successful in raising funds in the capital markets.

Craig Scherba, P.Geol. (Oakville, Canada): Mr. Scherba was appointed as our President and Chief Operating Officer during September 2012 and a director during January 2010. Mr. Scherba served as Vice President, Exploration of the Company from January 2010 to September 2012. . Mr. Scherba has been a professional geologist (P. Geol.) since 2000, and his expertise includes supervising large Canadian and international exploration. Mr. Scherba also serves as Vice President, Exploration of MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc which are resource exploration company trading on the TSX - Venture Exchange. In addition, Mr. Scherba was professional geologist with Taiga Consultants Ltd. (“Taiga”), a mining exploration consulting company from March 2003 to December 2009. He was a managing partner of Taiga between January 2006 and December 2009. Mr. Scherba was an integral member of the exploration team that developed Nevsun Resources’ high grade gold, copper and zinc Bisha project in Eritrea. While at Taiga, Mr. Scherba served as the Company's Country and Exploration Manager in Madagascar during its initial exploration stage.

Quentin Yarie, P.Geol. (Toronto, Canada): Mr. Yarie has served as a director of our Company since 2008. Mr. Yarie is an experienced geophysicist and a successful entrepreneur with over 20 years’ experience in mining and environmental/engineering. Mr. Yarie has project management and business development experience as he has held positions of increasing responsibility with a number of Canadian-based geophysical service providers. Since January 2010, Mr. Yarie has been Senior Vice President Exploration for MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc all listed on the TSX-Venture Exchange headquartered in Toronto, Canada. From October 2007 to December 2009, Mr. Yarie was a business development officer with Geotech Ltd, a geo-physical airborne survey company. From September 2004 to October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited. From 1992-2001, he was a partner of a specialized environmental and engineering consulting group where he managed a number of large projects including the ESA of the Sydney Tar Ponds, the closure of the Canadian Forces Bases in Germany and the Maritime and Northeast Pipeline project.

Robin Borley (Johannesberg, South Africa): Mr. Borley was appointed our Senior Vice President (“SVP”) of Mine Development during December 2013. Mr. Borley is a Graduate mining engineering professional and a certified mine manager with more than 25 years of international mining experience building and operating mining ventures. He has held senior management positions both internationally and within the South African mining industry. Until October 2014, Mr. Borley served as Mining Director for DRA Mineral Projects. In addition, Mr. Borley was instrumental as the COO of Red Island Minerals in a developing a Madagascar coal venture. His diverse career has spanned resource project management, evaluation, exploration and mine development. Robin has completed several mine evaluations including operational and financial evaluations of new and existing operations across a diverse range of resource sectors. He has experience in the management of underground and surface mining operations from both the contractor and owner miner environments. From 2006 through to 2012, Robin participated in the BEE management buy-out transaction of the Optimum Colliery mining property from BHP, through its independent listing and its ultimate sale to Glencore in December 2012.

Albert A. Thiess, Jr. (Bluffton, United States of America): Mr. Thiess was appointed a Director during May 2012. Mr. Thiess brings over 35 years of accounting, finance and management experience to the Company. Mr. Thiess served as an audit partner in Coopers & Lybrand, LLP and with PricewaterhouseCoopers LLP following the merger of those firms in 1998. He served clients in the automotive, banking, retail and manufacturing industries, as well as serving as the Managing Partner of the Detroit, Michigan and Los Angeles, California offices. He also was elected to the Governing Council of Coopers & Lybrand. Following the merger with PricewaterhouseCoopers, Mr. Thiess managed various global functions for the newly merged firm.

Dean Comand P. Eng, CET MMP CDir. (Ancaster, Canada): Mr. Comand is a Mechanical Engineer and holds his P. Eng designation in the province of Ontario as well as designation as a Certified Engineering Technologist. He earned his Maintenance Manager Professional Designation (MMP) license in 2006 and his Charter Director designation (CDir) in 2012. He is currently consulting for numerous clients around the world in the mining and energy sectors. From 2009 – 2014, Mr. Comand worked for Sherritt International in various roles of increasing responsibility including most recently as Vice President of Operations of Ambatovy, a large scale nickel project Madagascar. He successfully led the construction and commissioning of this project construction, and led the operations to commercial production. He has extensive business and financial acumen in large-scale energy, power, and mining industries. He has consistently held senior positions in operations, business, project development, environmental management, maintenance, and project construction. He has managed a variety of complex operations, including one of the world’s largest mining facilities, industrial facilities, numerous power plants, renewable energy facilities and privately held municipal water treatment facilities across Canada and the United States.

8

Dalton Larson (Surrey, Canada): Mr. Larson is a Canadian attorney with more than 35 years as a member of the Law Society of British Columbia. He commenced practice as a member of the Faculty of Law, University of British Columbia, subsequently becoming a partner of a major Vancouver Law firm, now McMillan LLP. Currently, he maintains a private practice along with a vigorous investment business. He is a recognized expert in alternate dispute resolution and has extensive experience as a professional arbitrator and mediator. He has three degrees, including a Masters Degree in law from the University of London, England. His business activities include more than 25 years as a director of several investment funds managed by the CW Funds group of companies, affiliated with Ventures West Management Inc., which is one of the largest venture capital firms in Canada. The CW Funds raised and invested in a wide variety of businesses totaling more than $130 million, primarily from overseas investors. In that period he served as Chairman of the Board of Directors of a Philippine ethanol company. He was the founding shareholder of the First Coal Corporation, which started operations in 2014, and raised in excess of $65 million in equity to finance its development activities. This company was sold to Xstrata in excess of $150 million.

Recommendation of the Board of Directors

The Board recommends a vote FOR the election of each of the nominees.

Cease Trade Orders or Bankruptcies

Except as stated below, no proposed director of the Company: (1) is, as at the date hereof, or has been, within 10 years before the date hereof, a director, chief executive officer or chief financial officer of any company (including the Company) that: (a)was subject to: a cease trade order; an order similar to a cease trade order; or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an “Order”) that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (b) was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer; (2) is, as at the date hereof, or has been within 10 years before the date hereof, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (3) has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangements or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties or Sanctions

As at the date hereof, no proposed director of the Company has been subject to: (1) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (2) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Corporate Governance

In accordance with Canadian National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”), the Company is required to disclose annually its corporate governance practices. The Board and management consider good corporate governance to be central to the effective and efficient operation of the Company. The Board is committed to sound corporate governance practices, which are both in the interest of its shareholders and contribute to effective and efficient decision making. The Board is of the view that the Company’s approach to corporate governance is appropriate for current sits size and resources, but will monitor its approach as it progresses in its business plans. The Company will periodically monitor and refine such practices as the size and scope of its operations increase. The Board regularly reviews, evaluates and modifies its governance program to ensure it is of the highest standard. The Board is satisfied that the Company’s governance plan is consistent with legal and stock exchange requirements.

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Directorships

The following directors of the Company are presently directors of the following other issuers that are reporting issuers, or the equivalent, in a Canadian or foreign jurisdiction:

Name	Name of Reporting Issuer	Exchange	Position
V. Peter Harder	Power Financial Corporation IGM Financial Corporation Telesat Canada, Northland Power Inc. Timberwest Forest Company Magna International Inc.	TSX TSX TSX Not applicable TSX TSX/NYSE	Director Director Director Director Director Director
Richard Schler	MacDonald Mines Exploration Ltd Honey Badger Exploration Inc. Red Pine Exploration Inc.	TSX-V TSX-V TSX-V	Director Director Director
Craig Scherba	Honey Badger Exploration Inc.	TSX-V	Director
John Sanderson	MacDonald Mines Exploration Ltd Honey Badger Exploration Inc.	TSX-V TSX-V	Chairman of the Board Chairman of the Board
Quentin Yarie	MacDonald Mines Exploration Ltd Red Pine Exploration Inc.	TSX-V TSX-V	Director Director
Albert A. Thiess, Jr.	Not applicable	-	-
Robin Borley	Not applicable	-	-
Dean Comand	Not applicable	-	-
Dalton Larson	Not applicable	-	-

“TSX” – Toronto Stock Exchange, “TSX-V” = Toronto Venture Stock Exchange, NYSE = New York Stock Exchange

Other Board Committees

The Company’s Board has established five committees: the Audit Committee, Disclosure Committee, Compensation Committee, Nominating Committee and Capital Projects Committee.

Audit Committee

The following directors serve on the Audit Committee, all of whom are independent as per the independence standards of the NYSE Amex in the United States of America and the standards of NI 58-101 in Canada: Albert A. Thiess Jr., Peter Harder and John Sanderson, all of whom are financially literate (see biographies under “Nominees” section above). Each are independent directors as they do not have involvement in the day-to-day operations of the Company. The audit committee is a key component of the Company’s commitment to maintaining a higher standard of corporate responsibility.

The audit committee assists our Board in its oversight of the company’s accounting and financial reporting processes and the annual audits of the company’s financial statements, including (i) the quality and integrity of the company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements in both Canada and the United States of America, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the Company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the Board. Further, the audit committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall: (1) be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) discuss the annual audited financial statements and the quarterly unaudited financial statements with management and, if necessary the independent auditor prior to their filing with the SEC in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q; (3) review with the Company’s financial management on a periodic basis (a) issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; (4) monitor the Company’s policies for compliance with federal, state, local and foreign laws and regulations and the Company’s policies on corporate conduct; (5) maintain open, continuing and direct communication between the Board, the committee and both the company’s independent auditors and its internal auditors; and (6) monitor our compliance with legal and regulatory requirements and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act.

Orientation and Continuing Education

The Company does not provide a formal orientation and education program for new directors. New directors are given an opportunity to familiarize themselves with the Company by visiting the Company's corporate offices, meeting with other directors, reviewing the rules and regulations of the stock exchanges where the Company’s shares are listed, and reviewing the Company's by-laws and related documents. Moreover, new directors are invited to speak with the Company's solicitors, auditors and other service providers to become familiar with their legal responsibilities.

Ethical Business Conduct

The role of the Board is to oversee the conduct of the Company's business, to set corporate policy and to supervise management, which is responsible to the Board for the day-to-day conduct of business. However, given the size of the Company, material transactions are addressed at the Board level. The Board discharges five specific responsibilities as part of its stewardship responsibility. These are: (1) Strategic Planning Process: given the Company's size, the strategic plan is elaborated directly by management, with input from and assistance of the Board; (2) Managing Risk: the Board directly oversees most aspects of the business of the Company and thus, does not require elaborate systems or numerous committees to effectively monitor and manage the principal risks of all aspects of the business of the Company; (3) Appointing, Training, and Monitoring Senior Management: no elaborate system of selection, training and assessment of Management has been established, given the operations and size of the Company; however, the Board closely monitors Management's performance, which is measured against the overall strategic plan, through reports by and regular meetings with management; (4) Communication Policy: the Company has a disclosure committee and formal disclosure policy allowing it to communicate effectively and accurately with its shareholders, other stakeholders, and the public generally through statutory filings and news releases; the shareholders are also given an opportunity to make comments or suggestions at shareholder meetings; these comments and suggestions are then factored into the Board's decisions; and (5) Ensuring the integrity of the Company's Internal Control and Management Information System: given the involvement of the Board in operations, the reports from and the meetings with management, the Board can effectively track and monitor the implementation of approved strategies.

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Disclosure Policy and Disclosure Committee

During fiscal 2010, the Board adopted a Disclosure Policy and created a Disclosure Policy Committee. This committee consists of the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer and the Senior Vice President of Corporate Development. The majority of the Committee must approve all disclosure made by the Company with such majority being made up of at least two directors. The objective of the Disclosure Policy is to ensure that communications with the investing public are timely, factual and accurate, and broadly disseminated in accordance with all applicable legal and regulatory requirements. The Disclosure Policy extends to all employees of the Company, its Board, those authorized to speak on its behalf and all other insiders. It covers disclosures in documents filed with securities regulators, financial and non-financial disclosure, including management's discussion and analysis, written statements made in the Company's annual and interim reports, news releases, letters to shareholders, presentations by senior management, information on the Company's web site and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, media interviews, speeches and press conferences.

Nominating Committee

During fiscal 2014, the Company established a nominating committee to appoint and assesses of directors. John Sanderson is the Chair of this Committee, which also includes Peter Harder, Albert A. Thiess, Jr., and the Company’s Chief Executive Officer, Richard Schler. The nominating committee seeks to attract and maintain directors with business expertise, and in particular, knowledge of mineral development, geology, investment banking, corporate law and finance. Further, the Company seeks to have the right mix of these disciplines. Nominations tend to be the result of recruitment efforts by management and directors, which are then presented to the nominating committee and then to the Board for consideration. Messrs. Sanderson, Harder, and Thiess are independent as per the independence standards of the NYSE Amex in the United States of America and the standards of NI 58-101 in Canada. Mr. Schler is not independent on account of his executive office position with the Company.

Compensation Committee

During fiscal 2014, the Company has established a compensation committee to determine the compensation for the Company’s directors and officers, based on industry standards, the employee or consultant’s level of experience, and the Company’s financial situation. John Sanderson is the Chair of this Committee, which also includes Peter Harder, Albert A. Thiess, Jr., and the Company’s Chief Executive Officer, Richard Schler. Other than stock options granted from time to time, directors currently receive no remuneration for their acting in such capacity. Messrs. Sanderson, Harder, and Thiess are independent as per the independence standards of the NYSE Amex in the United States of America and the standards of NI 58-101 in Canada. Mr. Schler is not independent on account of his executive office position with the Company.

Capital Projects Committee

The Capital Projects Committee was formed in 2010 to advance the Madagascar Molo and Green Giant Project. Currently, Richard Schler (Chairperson), Albert A. Thiess, Jr., Craig Scherba and Peter Liabotis are members of this committee.

The Board of Directors Relationship with Management

Both the Chief Executive Officer and President of the Company are members of the Board, as is usual in a company of this size. The Board feels that this is not an impediment to the proper discharge of its responsibilities. Interaction between management and the Board, inside and outside Board meetings, ensures that the Board is informed and the Board members' experience utilized by management. The Board remains cognizant to corporate governance issues and seeks to set up structures to ensure the effective discharge of its responsibilities without creating additional costs. The Board is committed to ensuring the Company’s long-term viability, and the well-being of its employees and of the communities in which it operates. The Board has also adopted a policy of permitting individual directors, under appropriate circumstances, to engage legal, financial or other advisors at the Company’s expense.

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions. The Financial Code of Business Conduct was filed as Exhibit 14.1 to our Annual Report on Form 10-QSB for June 30, 2004 as filed on May 19, 2004.

11

Meetings of the Board and Committees

During fiscal 2014, the Board met five times and the Audit Committee met four times in person or by telephone. All directors, except Mr..deBruin attended all five Board meetings. Mr. deBruin attended four meetings. All Audit Committee members attended all four meetings.

Audit Committee Information and Oversight

National Instrument 52-110 (“NI 52-110”) requires that certain information regarding the Audit Committee be included in the management information circular sent to shareholders in connection with the issuer’s annual meeting. The full text of the charter of the Company’s Audit Committee is attached hereto as “Appendix A”. Since July 1, 2013, there has been no recommendations made by the audit committee relating to nominating or compensating an external auditor. The Company has not yet adopted any specific policies or procedures for the engagement of non-audit services but such matters are the subject of review and pre-approved by the Audit Committee.

Compensation of Executives

 Summary Compensation

The table below sets forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our principal executive officer and four other most highly compensated executive officers who received compensation over $100,000 for the fiscal year ended June 30, 2014 (Named Executive Officers” or “NEO”):

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Award ($) Note 6	Option Award ($)	Non Equity Inventive Plan Compen- saton ($)	Change in Pension Value & Non Qualified Deferred Compensation Earnings ($)	All Other Compens-ation ($) NOTE 1	Total ($) NOTE 1
Richard E. Schler, CEO and Director **	2014	218,955(3)	0	0	0	0	0	84,174 (1)	303,129 (1)
	2013	197,008 (5)	0	0	0	0	0	280,428 (1)	477,438 (1)
	2012	201,407 (4)	0	0	0	0	0	557,033 (1)	758,440 (1)

Craig Scherba President, COO and Director	2014	167,305(3)	0	0	0	0	0	61,566 (1)	228,871 (1)
	2013	130,000 (5)	0	0	0	0	0	134,700 (1)	264,700 (1)
	2012	105,214 (4)	0	0	0	0	0	260,035 (1)	365,249 (1)

Robin Borley, SVP and Director***	2014	116,900(3)	0	0	0	0	0	26,820 (1)	143,720 (1)
	2013	0	0	0	0	0	0	0	0
	2012	0	0	0	0	0	0	0	0

Peter Liabotis, Chief Financial Officer	2014	210,055 (3)	0	0	0	0	0	58,755 (1)	268,810 (1)
	2013	171,500 (5)	0	0	0	0	0	98,780 (1)	270,280 (1)
	2012	168,764 (4)	0	0	0	0	0	247,975 (1)	416,739 (1)

Brent Nykoliation, SVP	2014	210,259 (3)	0	0	0	0	0	61,825 (1)	272,084 (1)
	2013	190,009 (5)	0	0	0	0	0	125,720 (1)	315,729 (1)
	2012	162,085 (4)	0	0	0	0	0	275,345 (1)	437,430 (1)

Kirk McKinnon, Former CEO and Director*	2014	496,574 (7)	0	0	0	0	0	44,932 (1)	541,506 (1)
	2013	268,360 (5)	0	0	0	0	0	380,118 (1)	648,478 (1)
	2012	248,207 (4)	0	0	0	0	0	739,062 (1)	987,269 (1)

* Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

** Mr. Schler was appointed Chief Executive Officer on September 19, 2013.

*** Mr. Borley was appointed Senior Vice President of Mine Development and a Director on December 1, 2013.

(1) The values in the “All Other Compensation” above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options. It is important to note that these granted options may or may not ever be exercised. Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

(2) Shares valued at $0.17 per share based on quoted market price issued to these individuals and/or to companies controlled by them.

(3) Salary and/or consulting fees paid and accrued for the fiscal year ended June 30, 2014.

(4) Salary and/or consulting fees paid and accrued for the fiscal year ended June 30, 2012.

(5) Salary and/or consulting fees paid and accrued for the fiscal year ended June 30, 2013.

(6) The amounts, if any, in the “Stock Awards” column of the “Summary Compensation” table have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and there are no awards subject to performance conditions.

(7) Includes full severance amount in fiscal 2014, of which $264,922 was due to be paid in fiscal 2015.

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Outstanding Stock Options and Stock Appreciation Rights Grants

Outstanding stock options granted to Named Executive Officers (“NEO’s”) and Directors as at June 30, 2014 are as follows:

	Option Awards
Name	No. of Securities Underlying Unexercised Options Exercisable (#)	No. of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Richard E. Schler, NEO	600,000 225,000 200,000 1,340,000 675,000 650,000 170,000 200,000 475,000	0	0	0.30 0.20 0.21 0.28 0.29 0.21 0.11 0.15 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2016 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019
Craig Scherba, NEO	350,000 200,000 200,000 400,000 750,000 180,000 500,000	0	0	0.30 0.20 0.21 0.28 0.21 0.11 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019
Peter Liabotis, NEO	350,000 200,000 200,000 350,000 550,000 150,000 500,000	0	0	0.30 0.20 0.21 0.28 0.21 0.11 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019
Robin Borley, NEO	125,000 75,000 300,000	0	0	0.28 0.21 0.18	March 7, 2017 Feb 27, 2018 Jan 10, 2019
Brent Nykoliation, NEO	450,000 200,000 200,000 350,000 700,000 175,000 75,000 400,000	0	0	0.30 0.20 0.21 0.28 0.21 0.11 0.15 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019
Kirk McKinnon, Former NEO	675,000 575,000 650,000 1,420,000 975,000 800,000 170,000 225,000	0	0	0.30 0.20 0.21 0.28 0.29 0.21 0.11 0.15	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2016 Feb 27, 2018 July 9, 2018 Sept 19, 2018

The Company has no stock appreciation rights.

Employment Agreements

The Company does not have an employment agreement or consulting agreement with Messrs. Schler, Scherba, Liabotis or Nykoliation. Each receives consulting fees and/or monthly salaries. Mr. Schler was appointed Chief Executive Officer on September 19, 2013. Messrs. Schler and Borley receive approximately USD$17,000 per month. Messrs. Scherba, Liabotis and Nykoliation receive approximately USD$11,000 per month. Compensation for these individuals varies from month to month depending on various factors.

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Outstanding Stock Awards at Year End

The outstanding equity awards as at June 30, 2014 are as follows:

Name	Stock awards
	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Richard E. Schler, NEO	0	0	0	0
Craig Scherba, NEO	0	0	0	0
Peter Liabotis, NEO	0	0	0	0
Robin Borley, NEO	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0
Kirk McKinnon, Former NEO	0	0	0	0

Options Exercises and Stocks Vested

Options exercised and stocks vested as at June 30, 2014 are as follows:

Name	Option awards		Stock awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Investing ($)
Richard E. Schler, NEO	0	0	0	0
Craig Scherba, NEO	0	0	0	0
Peter Liabotis, NEO	0	0	0	0
Robin Borley, NEO	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0
Kirk McKinnon, Former NEO	0	0	0	0

Grants of Plan-Based Awards

Grants of plan-based awards are as follows:

Name	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Richard E. Schler, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Craig Scherba, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Peter Liabotis, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Robin Borley, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Brent Nykoliation, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Kirk McKinnon, Former NEO	n/a	0	0	0	0	0	0	0	0	0	0

Reference – Grant Date - n/a = not applicable.

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Non Qualified Deferred Compensation

As at June 30, 2014, the Company had no formalized deferred compensation plan.

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Richard E. Schler, NEO	0	0	0	0	0
Craig Scherba, NEO	0	0	0	0	0
Peter Liabotis, NEO	0	0	0	0	0
Robin Borley, NEO	0	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0	0
Kirk McKinnon, Former NEO	0	0	0	0	0

Golden Parachute Compensation

As at June 30, 2014, the Company had no arrangements in place relating to the termination of employees.

Name	Cash ($)	Equity ($)	Pension/NQDC ($)	Perquisites/benefits ($)	Tax reimbursement ($)	Other ($)	Total ($)
Richard E. Schler, NEO	0	0	0	0	0	0	0
Craig Scherba, NEO	0	0	0	0	0	0	0
Peter Liabotis, NEO	0	0	0	0	0	0	0
Robin Borley, NEO	0	0	0	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0	0	0	0
Kirk McKinnon, Former NEO	0	0	0	0	0	0	0

Long-Term Incentive Plan Awards Table

There are no Long-Term Incentive Plans in place at this time.

Aggregated Option Exercises and Fiscal Year-End Option Values

On March 9, 2006, the Company filed a Form S-8 registration statement in connection with its newly adopted 2006 Stock Option Plan (the "2006 Plan") allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 common shares. On December 18, 2006, February 16, 2007, July 11, 2007, September 29, 2009, May 3, 2011, March 1, 2012, February 27, 2013, and December 23, 2013, the 2006 Plan was amended to increase the stock option pool by a total of 35,500,000 additional common shares. The following table summarizes the continuity of the Company’s stock options:

	Number of Shares	Weighted average exercise price ($)
Outstanding June 30, 2012	23,690,000	0.29
Granted	7,595,000	0.23
Exercised	(700,000)	0.15
Expired	(1,695,000)	0.15
Cancelled	(1,750,000)	0.32
Outstanding, June 30, 2013	27,140,000	0.28
Granted	7,130,000	0.16
Expired	(5,600,000)	0.39
Cancelled	(200,000)	0.26
Outstanding, June 30, 2014	28,470,000	0.23

Additional information regarding options outstanding as at June 30, 2014 is as follows:

	Outstanding			Exercisable
Exercise Price	Number of shares	Weighted average life in years	Weighted average exercise price	Number of shares	Weighted average exercise price
0.30	3,700,000	2.01	0.30	3,700,000	0.30
0.29	1,695,000	2.04	0.29	1,695,000	0.29
0.20	1,800,000	2.32	0.20	1,800,000	0.20
0.21	2,240,000	2.42	0.21	2,240,000	0.21
0.28	5,850,000	2.69	0.28	5,850,000	0.28
0.23	180,000	2.90	0.23	180,000	0.23
0.21	5,875,000	3.67	0.21	5,875,000	0.21
0.11	1,255,000	4.03	0.11	1,255,000	0.11
0.15	750,000	4.22	0.15	750,000	0.15
0.13	250,000	4.28	0.13	250,000	0.13
0.18	4,625,000	4.53	0.18	4,625,000	0.18
0.18	250,000	4.61	0.18	250,000	0.18
15

The following are changes in the number of stock options outstanding subsequent to the Company’s June 30, 2014 year end, and as of the date of this report:

•	On July 1, 2014, 200,000 stock options were cancelled.
•	On July 3, 2014, 4,800,000 stock options were issued at an exercise price of $0.15 for a term of 5 years.

As a result of these transactions, 33,070,000 stock options were outstanding as of the date of this report.

Compensation of Directors

Directors who provide services to the Company in other capacities has been previously reported under “Summary Compensation”. The following table summarizes compensation paid to or earned by our directors who are not Named Executive Officers for their service as directors of our company during the fiscal year ended June 30, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Comp-ensation ($)	Total (1) ($)
John Sanderson, Director	0	0	44,548 (1)	0	0	0	44,548 (1)
Quentin Yarie, Director	154,296	0	53,810 (1)	0	0	0	208,106 (1)
V. Peter Harder, Director	0	0	52,243 (1)	0	0	0	52,243 (1)
Albert A. Thiess, Jr, Director	0	0	13,518 (1)	0	0	0	13,518 (1)
(1)	The values in the “Option Awards” and included within the “Total” columns above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options. It is important to note that these granted options may or may not ever be exercised. Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

Pension Benefits

As of June 30, 2014, the Company had no pension or retirement plans.

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Richard E. Schler, NEO	not applicable	0	0	0
Craig Scherba, NEO	not applicable	0	0	0
Peter Liabotis, NEO	not applicable	0	0	0
Robin Borley, NEO	not applicable	0	0	0
Brent Nykoliation, NEO	not applicable	0	0	0
Kirk McKinnon, Former NEO	not applicable	0	0	0

16

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding beneficial ownership of our common shares as of October 23, 2014, by: (i) each person who is known by the Company to own beneficially more than 5% of our common shares; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all directors and executive officers of the Company as a group. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted. The “Number of Common Shares Beneficially Owned” in calculated based on total shares held plus warrants held (plus stock options entitled to exercise). The aggregate of these items, which totals 379,915,617, will be used as the denominator for the percentage calculation below.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares Beneficially Owned(1)
V. Peter Harder, Chairman of the Board, Director 5538 Pattapiece Crescent, Manotick, Ontario, Canada (2) (14) (15)	1,825,000	0.5%
John Sanderson, Vice-Chairman of the Board & Director 1721 – 27th Street, West Vancouver, BC, Canada (3) (12) (15)	1,350,000	0.4%
Richard Schler, Chief Executive Officer & Director 80 Greybeaver Trail , Toronto, Ontario, Canada (4) (15)**	10,395,000	2.7%
Craig Scherba, President, COO & Director 1480 Willowdown Road, Oakville, Ontario, Canada (5) (14) (15)	3,730,000	1.0%
Robin Borley, SVP Mine Development & Director Waterfall Country Estate, Gauteng, South Africa (6) (15)	300,000	0.0%
Peter Liabotis, Chief Financial Officer & SVP 2261 Rockingham Drive, Oakville, Ontario, Canada (7) (15)	3,581,000	0.9%
Quentin Yarie, Director 196 McAllister Road, North York, Ontario (8) (15)	3,000,000	0.8%
Albert A. Thiess, Jr., Director 8 Lawson’s Pond Court, Bluffton, SC, USA (9) (14) (15)	530,000	0.1%
Brent Nykoliation, SVP 161 Fallingbrook Road, Toronto, Ontario, Canada (10) (15)	4,525,000	1.2%
Dean Comand, Director 131 Garden Avenue, Ancaster, Ontario, Canada (12), (15)	Nil	0.0%
Dalton Larson, Director 3629 Canterbury Drive, Surrey, BC , Canada (13,) (15)	1,300,000	0.3%
Kirk McKinnon, Former Chairman, CEO & Director 46 Ferndale Crescent, Brampton, Ontario, Canada (11) (15)*	10,727,000	2.9%
All directors and executive officers as a group (12 persons)	41,263,000	10.8%

Sources – www.sedi.ca, U.S. regulatory filings, internal schedules and the Company’s registered shareholder list.

* Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

** Mr. Schler was appointed Chief Executive Officer on September 19, 2013.

(1) Denominator used for calculation is 343,701,332. Based on total issued and outstanding common shares of 303,484,670 plus warrants outstanding of 43,360,947 plus common stock purchase options outstanding of 33,070,000 as of October 3, 2014.

(2) Total includes 350,000 common shares and 1,475,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and July 3, 2019.

(3) Total includes 250,000 common shares and 1,100,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and July 3, 2019.

(4) Total include items held by “Sarmat Resources Inc.”, a related company, plus certain family members holdings. Includes 4,460,000 common shares, 300,000 common share purchase warrants and 5,635,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and July 3, 2019.

(5) Total includes 600,000 common shares, 300,000 common share purchase warrants and 2,830,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and July 3, 2019.

(6) Total includes 300,000 common stock purchase options exercisable between $0.21 and $0.28 per share with expiry dates between March 7, 2017 and January 10, 2019.

(7) Total includes 731,000 common shares, 300,000 common share purchase warrants and 2,550,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and July 3, 2019.

(8) Total includes 825,000 common shares, 250,000 common share purchase warrants and 1,925,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and July 3, 2019.

(9) Total includes 100,000 common shares and 430,000 common stock purchase options exercisable between $0.11 and $0.23 per share with expiry dates between May 23, 2017 and January 10, 2019.

(10) Total includes 1,275,000 common shares, 300,000 common share purchase warrants and 2,950,000 common stock purchase options exercisable between $0.11 and $0.395 per share with expiry dates between July 1, 2016 and July 3, 2019.

(11) Total include items held by “Badger Resources Inc.”, a related company plus certain family members holdings. Includes 4,087,000 common shares and 6,640,000 common stock purchase options exercisable between $0.11 and $0.30 per share with expiry dates between July 1, 2016 and July 3, 2019.

(12) No shares, common share purchase warrants or common stock purchase options are held.

(13) Total includes 1,000,000 common shares and 100,000 common share purchase warrants exercisable at $0.16 per share with an expiry date of January 31, 2017.

(14) Members of the Audit Committee.

(15) Parties whose shareholdings are a part of the total of “All directors and executive officers as a group (12 persons)”.

17

Changes in Control

We are not aware of any arrangements that may result in a change in control of the Company.

Interest of Informed Persons in Material Transactions

Except as otherwise disclosed herein, no Director or Officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding Shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company within the fiscal year ended June 30, 2014, or any matter to be acted upon in respect of the Meeting other than the election of directors or the appointment of auditors. Directors and officers have an interest in the approval of the amended and restated stock option plan resolution by virtue of their status as option holders. Directors and officers have an interest in the resolution to approve an advisory vote on executive compensation.

Equity Compensation Plan Information

The following table sets forth information as of June 30, 2014 for (i) all compensation plans previously approved by the Company's security holders and (ii) all compensation plans not previously approved by the Company's security holders. Options reported below were issued under the Company's Amended 2006 Stock Option Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	7,630,000	$0.15	5,080,000

Equity Compensation Plan Information

The following table presents, as of June 30, 2014, the number of stock options issued pursuant to the shareholder approved Amended and Restated Stock Option Plan (excluding Johann de Bruin who is not nominated herein). Options reported below were issued under the Company's Plan.

Option Awards as of June 30, 2014
Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Value Realized if Exercised ($) *	Option Expiration Date
Richard Schler, NEO	600,000 225,000 200,000 1,340,000 675,000 650,000 170,000 200,000 475,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 July 13, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.29 0.21 0.11 0.15 0.18	0 0 0 0 0 0 3,400 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019
Craig Scherba, NEO	350,000 200,000 200,000 400,000 750,000 180,000 500,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Jan 10, 2014	None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.21 0.11 0.18	0 0 0 0 0 3,600 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019
Peter Liabotis, NEO	350,000 200,000 200,000 350,000 550,000 150,000 500,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Jan 10, 2014	None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.21 0.11 0.18	0 0 0 0 0 3,000 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019
Robin Borley, NEO	125,000 75,000 300,000	March 7, 2012 Feb 27, 2013 Jan 10, 2014	None. None. None.	0.28 0.21 0.18	0 0 0	March 7, 2017 Feb 27, 2018 Jan 10, 2019
Brent Nykoliation, NEO	450,000 200,000 200,000 350,000 700,000 175,000 75,000 400,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.21 0.11 0.15 0.18	0 0 0 0 0 3,500 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019
Quentin Yarie, Director	300,000 50,000 150,000 300,000 300,000 100,000 50,000 425,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.21 0.11 0.15 0.18	0 0 0 0 0 2,000 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019
V. Peter Harder, Director	225,000 25,000 75,000 100,000 275,000 25,000 250,000 250,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Oct 9, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.21 0.11 0.13 0.18	0 0 0 0 0 500 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Oct 9, 2018 Jan 10, 2019
John Sanderson, Director	125,000 50,000 50,000 100,000 100,000 25,000 50,000 400,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.21 0.11 0.15 0.18	0 0 0 0 0 500 0 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019
Albert A. Thiess, Jr., Director	180,000 100,000 25,000 125,000	May 23, 2012 Feb 27, 2013 July 9, 2013 Jan 10, 2014	None. None. None. None.	0.23 0.21 0.11 0.18	0 0 500 0	May 23, 2017 Feb 27, 2018 July 9, 2018 Jan 10, 2019
Kirk McKinnon, Former NEO	675,000 575,000 650,000 1,420,000 975,000 800,000 170,000 225,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 July 13, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013	None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.29 0.21 0.11 0.15	0 0 0 0 0 0 3,400 0	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018

*Based on a closing price of $0.13 on June 30, 2014 and presuming all options are exercised.

18

	Option Awards as of June 30, 2014
Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Option Expiration Date
Current Named Executive Officers, as a group on June 30, 2014 (5 persons): Richard Schler**; Craig Scherba, Peter Liabotis, Robin Borley, Brent Nykoliation.	1,750,000 825,000 800,000 2,565,000 675,000 2,725,000 65,000 275,000 2,175,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 July 13, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.29 0.21 0.11 0.15 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019
Total NEO’s as of June 30, 2014, as a group (5 persons)			12,465,000
All current Directors who are not NEO’s or executive officers as a group on June 30, 2014 (4 persons) - V. Peter Harder, John Sanderson, Albert A. Thiess, Jr., Quentin Yarie.	650,000 125,000 275,000 500,000 180,000 775,000 175,000 100,000 250,000 1,200,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 May 23, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Oct 9, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.23 0.21 0.11 0.15 0.13 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Oct 9, 2018 Jan 10, 2019
Total all current Directors who are not NEO’s or executive officers as a group as of June 30, 2014 (4 persons)			4,230,000
All Directors (7 persons) - V. Peter Harder, John Sanderson, Richard Schler, Craig Scherba, Robin Borley, Albert A. Thiess, Jr., Quentin Yarie.	1,600,000 550,000 675,000 2,365,000 675,000 180,000 2,250,000 525,000 300,000 250,000 2,475,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 July 13, 2012 May 23, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Oct 9, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.29 0.23 0.21 0.11 0.15 0.13 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 May 23, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Oct 9, 2018 Jan 10, 2019
Total All nominees for Directors as of June 30, 2014 (6 persons)			11,845,000
All employees (excluding all Named Executive Officers as they also serve as executive officers and/or directors), plus Kirk McKinnon, Former NEO as a group.	900,000 640,000 685,000 1,810,000 975,000 1,275,000 230,000 300,000 550,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 July 13, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Jan 10, 2014	None. None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.29 0.21 0.11 0.15 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Jan 10, 2019
Total employees (excluding all NEO’s as they serve as executive officers) as a group as of June 30, 2014			7,365,000
Outstanding Options - all parties	3,700,000 1,800,000 2,240,000 5,850,000 1,695,000 180,000 5,875,000 1,255,000 750,000 250,000 4,625,000 250,000	July 1, 2011 Oct 24, 2011 Dec 1, 2011 March 7, 2012 July 13, 2012 May 23, 2012 Feb 27, 2013 July 9, 2013 Sept 19, 2013 Oct 9, 2013 Jan 10, 2014 Feb 6, 2014	None. None. None. None. None. None. None. None. None. None. None. None.	0.30 0.20 0.21 0.28 0.29 0.23 0.21 0.11 0.15 0.13 0.18 0.18	July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 July 13, 2017 May 23, 2017 Feb 27, 2018 July 9, 2018 Sept 19, 2018 Oct 9, 2018 Jan 10, 2019 Feb 6, 2019
Total Options as of June 30, 2014 (all parties)			28,470,000

* Mr. McKinnon resigned as Chief Executive Officer and Chairman of the Board of Directors on September 12, 2013.

** Mr. Schler was appointed Chief Executive Officer on September 19, 2013.

In addition, please note the following:

•	There are no associates of any such directors, executive officers, or nominees to that have or are to receive options or any other person who received or is to receive 5 percent of such options, warrants or rights
•	All of the stock options in the above noted table are convertible into common stock.
•	The exercise price of all of the stock options noted above were based on the closing price the date before the granting of the stock option.
•	There are no cashless or other provisions aside from the right for the holder of the stock option to exercise.
•	All NEO’s provide the Company services on an ongoing basis.
•	Messrs Harder, Sanderson, de Bruin (who is not nominated herein), Yarie and Thiess provide director services on an ongoing basis.

19

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed. Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2014, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

At the Meeting of Stockholders, the stockholders will vote to ratify the appointment of MNP LLP (“MNP”), as our independent registered public accounting firm for the fiscal year ending June 30, 2015. MNP served as auditor for the fiscal year ended June 30, 2014. We do not expect a representative of MNP to be present at the Meeting.

The Board has selected MNP as our independent registered public accounting firm for the fiscal year ending June 30, 2015. Although the selection of the independent registered public accounting firm is not required under the Company’s By-laws or otherwise to be ratified by our stockholders, the Board has directed that the appointment of MNP be submitted to our stockholders for ratification due to the significance of their appointment. If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of MNP LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015.

Auditors Fees

Year ended June 30, 2014 and June 30, 2013

20

Audit Fees: The aggregate fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-K; and our quarterly reports on Form 10-Q during the fiscal year ending June 30, 2014 was $63,970 (CAD$69,960) (June 30, 2013: $66,660 (CAD$68,160)).

Audit Related Fees: The aggregate fees, including expenses, billed by the Company’s principal accountant for services reasonably related to the audit for the year ended June 30, 2013 were $6,860 CAD$7,500 (June 30, 2013: $4,890 (CAD$5,000)).

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year ended June 30, 2014 was $Nil (June 30, 2013: $Nil).

Auditor Independence and Auditor’s Time on Task

Our Board of Directors considers that the work done for us in the year ended June 30, 2014 by our company’s auditors, MNP LLP (the surviving firm of our auditors, formerly MSCM LLP Chartered Accountants) is compatible with maintaining MNP LLP. All of the work expended by MNP LLP on our June 30, 2014 audit was attributed to work performed MNP LLP’s full-time, permanent employees.

PROPOSAL 3 - APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED STOCK OPTION PLAN

The following is a brief summary of the Amended and Restated Stock Option Plan (“Plan”). Stockholders are encouraged to review the entire Plan filed on Form 8-K on October 10, 2014 or at http://www.energizerresources.com/investors/agm-data. The purpose of the Plan is to advance the interests of the Company, by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent.

•	Eligibility of the Plan includes key employees, consultants, independent contractors, Officers and Directors.
•	The Board currently administers the Plan.
•	There are 33,070,000 stock options outstanding, representing 10.9% of the non-diluted, currently issued and outstanding Shares of the Company. If this resolution is passed, excluding 4,050,000 stock options exercised since the inception of the plan (representing 1.3% of the non-diluted, currently issued and outstanding shares of the Company), which are not allowed to be re-issued, 12.8% of the non-diluted currently issued and outstanding Shares of the Company would be eligible for issue under the Plan.
•	There are currently 380,000 stock options available for grant. This represents 0.001% of the non-diluted current issued and outstanding Shares of the Company.
•	Currently 37,500,000 stock options, including previously exercised stock options, are eligible for issue under the Plan. 43,000,000 are proposed to be eligible for issue under this resolution. This represents 12.3% and 14.2% of the non-diluted currently issued and outstanding Shares of the Company.
•	The Board, by resolution, will designate an exercise price for stock options as the prior day closing price on a stock exchange to which the Company’s shares trade. To date, the Company has used the prior day U.S. dollar closing price as quoted on the OTCQX. The exercise price of stock options in no event shall be less than the Fair Market Value, as defined by TSX policies, of the Company’s shares underlying such option, on the date such option is granted.
•	Notwithstanding the amendment provisions included in the Plan, the following may not be amended without approval of security holders: (a) a reduction in the exercise price or purchase price benefiting an Insider of the issuer; (b) an extension of the term benefiting an insider of the issuer; (c) any amendment to remove or to exceed the insider participation limit; (d) an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and (e) amendments to an amending provision within a security based compensation arrangement.
•	Subject to the policies of the TSX, the Board may amend the Plan or any option without the consent or approval of the stockholders of the Company. This includes but is not limited to amendments: (a) of a housekeeping or administrative nature; (b) changes to vesting provisions; (c) changes to the termination provisions or terminating an option; (d) changes to terms and conditions of options not held by Insiders of the Company; (e) anti-dilution adjustments provided; and (f) amendments necessary to comply with applicable laws or regulatory requirements.
•	Stock options may be issued for a period of up to 10 years and are non-transferrable.
•	Stock options shall vest in accordance to the vesting schedule determined by the Board.
•	Holders of stock options who cease to be associated with the Company without cause will retain their stock options, at the Board’s discretion, for up to one year.
•	The Board may grant stock appreciation rights in tandem with options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive in cash, with respect to each share as to which the right is exercised, payment in an amount equal to the excess of the share’s fair market value on the date the right is exercised over its fair market value on the date the right was granted. To date no stock appreciation rights have been granted.

U.S. Federal Income Tax Consequences (for U.S. citizens granted options under the Plan)

If a holder is granted a nonqualified stock option under the Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our Shares at such time, less the exercise price paid.  The holder's basis in the Shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Shares on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. The Company should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

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A holder of an incentive stock option will not recognize taxable income upon grant. If the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our Shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and the Company is entitled to a deduction to the extent of the amount included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short-term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of the Company, the exercisability of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding a change in ownership or control. An "excess parachute payment," with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

Taking all these factors into consideration, however, the Board believes that these measures should increase the likelihood that all of the Company’s shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider shareholder nominations and proposals.

The following definitions are for purposes of this proposal:

“Disinterested Shareholder Approval” means approval of a majority of the votes cast by all Stockholders in person or by proxy at the Meeting, excluding votes attached to Shares beneficially owned by Insiders to whom options may be granted under the Plan and Associates of such persons;

“Insider” means (a) a director or senior officer of the Company, (b) a director or senior officer of a company that is an Insider or subsidiary of the Company, (c) an individual, corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity that beneficially owns or controls, directly or indirectly, securities that are not debt securities that carry a voting right either under all circumstances or under some circumstances that have occurred and are continuing, or (d) the Company itself if it holds any of its own securities.

Disinterested Shareholders are asked to approve by passing the following ordinary resolution:

“RESOLVED BY ORDINARY RESOLUTION: to approve an amendment to the Company’s Plan to increase the authorized number of options for Shares of the Company authorized to be issued to 43,000,000”.

In accordance with the requirement of the TSX to obtain Disinterested Shareholder Approval, proxies representing Shares beneficially owned by Insiders to whom options may be granted under the Plan will be excluded from voting on this resolution. The total number of shares which will be excluded from voting will be 8,591,000 shares which represents 2.8% of the non-diluted, issued and outstanding Shares of the Company. With respect to all other proxies, unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of the resolution proposed above, the proxies named in the accompanying form of proxy intend to vote in favour of this resolution.

Recommendation of the Board of Directors

The Board recommends a vote FOR the approval of the Amended and Restated Stock Option Plan that increases the number of options for Shares eligible for issue to 43,000,000.

PROPOSAL 4 – INCREASE SHARE CAPITAL OF THE COMPANY

Given the advanced stage in development of the Molo project, Management and the Board of the Company have determined that the authorized capital stock of the Company needs to be increased at this time. The Company is now at the point where it needs to ready itself for the various financing options that may present themselves for the Molo Project.  This increase is being requested in order to allow the Company the ability, if deemed appropriate, to issue shares in connection with any future mine funding transaction, joint venture transaction, equity financing, or the like in order to fund the Molo Project. The Company is keenly aware of its total share issuance and will always strive to minimize dilution but having the ability and flexibility to consider all options is certainly in the best interest of shareholders. Without this approval the Company’s activities and potential value could be negatively impacted in the coming fiscal year. Therefore the Company seeks your approval to increase the Company’s authorized capital stock to 650,000,000, of which 640,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors. Of note, the Company is always subject to the applicable TSX policy, which restricts the allowable issuance of securities to a maximum of 25% of the company’s issued and outstanding common stock during any three month period unless approved by shareholders.

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RESOLVED BY ORDINARY RESOLUTION: to approve an amendment to the Company’s Articles of Incorporation: “Paragraph 3 of the Articles of Incorporation of Energizer Resources Inc. is hereby amended in its entirety to read as follows: Authorized Shares. The aggregate number of shares that the corporation is authorized to issue is 650,000,000, par value $0.001 per share. A total of 640,000,000 of the shares shall be deemed common shares. The remaining 10,000,000 shares shall be divisible into classes and series, have the designations, voting rights, and other rights and preferences, and be subject to the restrictions, that the board of directors may from time to time establish, fix and determine, consistent with these articles of incorporation”.

Recommendation of the Board of Directors

The Board recommends a vote FOR the change of the Company’s capital stock to 650,000,000.

PROPOSAL 5 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company believes that its compensation policies are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of its stockholders. If such compensation were to be modified, the Company runs the risk of both being unable to retain and unable to attract qualified and competent people to fill rolls necessary for the advancement and betterment of the Company.

The Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEO”) as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years, which is the subject of Proposal 6. This advisory stockholder vote, gives you as a stockholder the opportunity to approve or not approve the NEO’s compensation that is disclosed in this Proxy Statement by voting for or against the resolution below (or by abstaining with respect to the resolution).

Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

“BE IT RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved”.

As an advisory vote, this proposal is not binding. Neither the outcome of this advisory vote nor of the advisory vote included in Proposal 6 overrules any decision by the Company or the Board of Directors (or any committee thereof), creates or implies any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or creates or implies any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Recommendation of the Board

The Board of Directors recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers.

PROPOSAL 6 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal 5, the Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, compensation of our named executive officers. In this Proposal 6, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one or two years, or may abstain from casting a vote. The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

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After careful consideration, the Board of Directors believes that the executive compensation advisory vote should be held every two years, and therefore our Board of Directors recommends that you vote for a frequency of every two years for future executive compensation advisory votes. The Company believes that a once-every-two-years executive compensation advisory vote will allow our stockholders to evaluate executive compensation on a more thorough, longer-term basis. The Company takes a long-term view of executive compensation and encourages its stockholders to do the same. Too frequent executive compensation advisory votes may encourage short-term analysis of executive compensation. In addition, an annual vote may not allow stockholders sufficient time to evaluate the effect of changes made to the Company’s executive compensation program. In determining to recommend that stockholders vote for a frequency of once every two years, the Company considered how an advisory vote at this frequency will provide stockholders sufficient time to evaluate the effectiveness of our executive compensation policies and practices in the context of our long-term business results rather than emphasizing short-term and potentially one-time fluctuations in our business results or executive compensation. In addition, a vote every two years will provide the Company sufficient time to be responsive to stockholder views. Proxies solicited by the Board of Directors will be voted for a frequency of every two years unless stockholders specify to the contrary.

Recommendation of the Board

The Board of Directors recommends that the stockholders vote “FOR” a frequency of every “two years” for the executive compensation advisory.

Certain Relationships & Related Transactions

Except as noted under the section “Compensation of Executives”, none of the following parties, since July 1, 2013, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction with us that has or will materially affect us: any of our directors or officers; any person proposed for election as a director; any person who beneficially owns, directly or indirectly, more than 10% of our Company’s voting rights attached to our outstanding common shares; any of our promoters; any relative or spouse of any of the foregoing persons who has the same house as such person.

Indebtedness of Management and Directors

As at the date hereof, there is no indebtedness other than routine indebtedness owing by any directors, officers, employees or former directors, officers or employees of the Company to the Company or to another entity where the indebtedness to such other entity is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its Subsidiaries. Additionally, no individual who is, or at any time during the Corporation’s last financial year was, a director or officer of the Company, proposed management nominee for director of the Company or associate of any such director, officer or proposed nominee is, or at any time since the beginning of the Company’s last financial year has been, indebted to the Company or to another entity where the indebtedness to such other entity is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company, including indebtedness for security purchase or any other programs.

Annual Report

All stockholders of record as of the Record Date are concurrently herewith being sent a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014. Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2014 fiscal year, as filed with the Securities and Exchange Commission, by writing to the Chief Financial Officer of Energizer Resources at 1224 Washington Avenue, Miami Beach, FL, 33139, USA or 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

Stockholder Proposals & Nominations

Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual and special meeting of stockholders. To be eligible for inclusion in our 2015 proxy statement, your proposal must be received by us no later than August 1, 2014, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8. You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

Other Matters

As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Additional Information

Additional information relating to the Company, including the Company’s annual filings (including audited consolidated financial statements and management’s discussion and analysis) for the year ended June 30, 2014, can be found on SEDAR at www.sedar.com, on the United States Securities and Exchange Commission website at www.sec.gov. Stockholders may also request copies from the Secretary of the Company by e-mail at info@energizerresources.com or by phone at (800) 818-5442. Such copies will be made available free of charge.

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Revocable Proxy - Energizer Resources Inc.

Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors and management of Energizer Resources Inc. (the "Company") for the 2014 Annual and Special Meeting of Stockholders (“2014 Meeting”) to be held at the offices of Cassels Brock & Blackwell LLP, Scotia Plaza, 21st Floor, 40 King Street West, Toronto, Ontario on Tuesday December 16, 2014 at 10:00 a.m., local time.

The undersigned, a holder of Shares of the Company, hereby appoints Peter Harder and/or Richard Schler and/or Craig Scherba (the "Proxyholders"), or, _______________________________________(print name) and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the Shares of the Company which the undersigned would be entitled to vote if personally present at the 2014 Meeting, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

	For	Abstain
Proposal 1 - The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed.
Peter Harder	[_____]	[_____]
John Sanderson	[_____]	[_____]
Richard E. Schler	[_____]	[_____]
Craig Scherba	[_____]	[_____]
Quentin Yarie	[_____]	[_____]
Robin Borley	[_____]	[_____]
Albert A. Thiess, Jr.	[_____]	[_____]
Dean Comand	[_____]	[_____]
Dalton Larson	[_____]	[_____]

	For	Against	Abstain
Proposal 2 - To ratify the appointment of MNP LLP, Chartered Accountants, as the
Company’s independent registered public accounting firm for the fiscal year ending
June 30, 2015 and allow the directors to fix their remuneration.	[_____]	[_____]	[_____]

Proposal 3 - To approve an amendment to the Company’s Amended and Restated
Stock Option Plan to increase the authorized number of options for Shares of the
Company authorized to be issued to 43,000,000.	[_____]	[_____]	[_____]

Proposal 4 - To approve an increase of the Company’s authorized capital stock to 650,000,000, of which 640,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series
and types as designated by the Board of Directors.	[_____]	[_____]	[_____]

Proposal 5 - To approve by an advisory vote named executive officer compensation.	[_____]	[_____]	[_____]

	One Year	Two Years	Abstain
Proposal 6 - To approve by an advisory vote the frequency of future executive
compensation advisory votes.	[_____]	[_____]	[_____]

__________________________________	_____________________________________________________________
Signature of Stockholder	Name of Stockholder (print exactly as it appears hereon)

__________________________________	_______________________	_______________________
Number of Shares Held	Certificate Number	Date

This proxy should be read in conjunction with the meeting materials prior to voting. To be valid, this proxy must be signed. When signed, this Proxy will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3, 4, 5 & 6. By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above proposals, as well as with respect to any other matter that may properly be brought before the 2014 Meeting, in each case in accordance with the judgment of the person or persons voting. The Company does not expect that any matter other those noted above to be brought before the 2014 Meeting. Once completed send the proxy to our transfer agent, Empire Stock Transfer Inc. 1859 Whitney Mesa Dr., Henderson, NV, 89014, USA (fax: 702.974.1444 on or before Friday December 12, 2014 at 5:00 p.m. (ET)) (if by mail on or before by Friday December 5, 2014). Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you appoint Management’s nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management voting recommendations highlighted for each resolution. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in there discretion choose. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof. Please date the proxy.  If the proxy is not dated, it is deemed to bear the date of its being mailed to the shareholders of the Company. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion. If the shareholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the shareholder may be required to provide documentation evidencing the signatory’s power to sign the proxy.

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APPENDIX A AUDIT COMMITTEE CHARTER

GENERAL AND AUTHORITY - The Board of Directors of Energizer Resources Inc (the “Company) appoints the Audit Committee (the “Committee). The Committee is a key component of the Company’s commitment to maintaining a higher standard of corporate responsibility. The Committee shall review the Company’s financial reports, internal control systems, the management of financial risks and the external audit process. It has the authority to conduct any investigation appropriate to its responsibilities. The Committee has the authority to: engage independent counsel and other advisors as it necessary to carry out its duties; set and pay the compensation for advisors employed by the Committee; and communicate directly with the internal and external auditors.

RESPONSIBILITIES

Overseeing the External Audit Process - The Committee shall recommend to the Board the external auditor to be nominated, shall set the compensation for the external auditor and shall ensure that the external auditor reports directly to the Committee. (b) The Committee shall be directly responsible for overseeing the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting. (c) The Committee shall review the external auditor’s audit plan, including scope, procedures and timing of the audit. (d) The Committee shall pre-approve all non-audit services to be provided by the external auditor. (e) The Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employers of the present and former external auditor. (f) The Committee shall review fees paid by the Company to the external auditor and other professionals in respect of audit and non-audit services on an annual basis.

Financial Reporting and Internal Controls - (a) The Committee shall review the annual audited financial statements to satisfy itself that they are presented in accordance with generally accepted accounting principles, that the information contained therein is not erroneous, misleading or incomplete and that the audit function has been effectively carried out. (b) The Committee shall report to the Board with respect to its review of the annual audited financial statements and recommend to the Board whether or not same should be approved prior to their being publicly disclosed. (c) The Committee shall review the Company’s annual and interim financial statements, management’s discussion and analysis relating to annual and interim financial statements, and earnings press releases prior to any of the foregoing being publicly disclosed by the Company. (d) The Committee shall satisfy itself that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements other than the disclosure referred to in Section 3.2(c) of this Charter, and periodically assess the adequacy of these procedures. (e) The Committee shall oversee any investigations of alleged fraud and illegality relating to the Company’s finances. (f) The Committee shall establish procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company or concerns regarding questionable accounting or auditing matters. (g) The Committee shall meet no less frequently than annually with the external auditor and the Chief Financial Officer or, in the absence of a Chief Financial Officer, with the officer of the Company in charge of financial matters, to review accounting practices, internal controls, auditing matters and such other matters as the Committee deems appropriate.

Risk Management - The Committee shall inquire of management and the external auditor regarding significant risks or exposures to which the Company may be subject, and shall assess the adequacy of the steps management has taken to minimize such risks.

Other Responsibilities - The Committee shall perform any other responsibilities consistent with this Charter and any applicable laws as the Committee or Board deems appropriate.

COMPOSITION AND MEETINGS

Composition - (a) The Committee shall be composed of three or more directors, the majority of whom are not employees, Control Persons or officers of the Company or any of its Associates or Affiliates, as such capitalized terms are defined by the TSX. (b) If at any time, the Company ceases to be exempt from Part 3 of National Instrument 52-110 - Audit Committees, every audit committee member shall be Independent, as such term is defined in said Instrument. (c) Notwithstanding Sections 4.1(a) and 4.1(b) of this Charter, the Committee and its membership shall at all times be so constituted as to meet all current, applicable legal, regulatory and listing requirements, including, without limitation, securities laws and the requirements of the TSX and of all applicable securities regulatory authorities. (d) Committee members will be appointed by the Board. One member shall be designated by the Board to serve as Chair.

Meetings - (a) The Committee shall meet at least quarterly, at the discretion of the Chair or a majority of its members, as circumstances dictate or are required. A minimum of two and at least 50% of the members present in person or by telephone shall constitute a quorum. For quorum to exist, the majority of members present must not be Company’ employees, Control Persons or officers or any of its Associates or Affiliates, (capitalized terms as defined by the TSX). (b) If a vacancy in the Committee exists, the remaining members may exercise all of its powers and responsibilities provided that a quorum (as herein defined) remains in office. (c) The time and place at which meetings of the Committee shall be held, and the procedures at such meetings, shall be determined by the Committee. A meeting of the Committee may be called by letter, telephone, facsimile or electronic means, by giving 48 hours notice, or such greater notice as may be required under the Company’s By-Laws, provided that no notice shall be necessary if all the members are present either in person or by telephone or if those absent have waived notice. (d) The Committee shall keep minutes of its meetings which shall be submitted to the Board. The Committee may, from time to time, appoint any person, who need not be a member, to act as a secretary at any meeting. (e) The Committee may invite such officers, directors and employees of the Company as it deems appropriate, from time to time, to attend meetings of the Committee. Any matters to be determined by the Committee shall be decided by a majority of the votes cast at a meeting of the Committee called for such purpose. Actions of the Committee may be taken by an instrument or instruments in writing signed by all members of the Committee, and such actions shall be effective as though they had been decided by a majority of the votes cast at a meeting of the Committee called for such purpose.

REPORTING TO THE BOARD - The Committee shall report regularly to the Board on Committee activities, findings and recommendations. The Committee is responsible for ensuring that the Board is aware of any matter that may have a significant impact on the financial condition or affairs of the Company.

CONTINUED REVIEW OF CHARTER - The Committee shall review and assess the continued adequacy of this Charter annually and submit such proposed amendments as the Committee sees fit to the Board for its consideration.

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